SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2000

                                BURST.COM, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

           33-35580-D                                84-1141967
    (Commission File Number)               (IRS Employer Identification No.)

      500 Sansome Street, Suite 503
        San Francisco, California                   94111
 (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code: (415) 391-4455

               Formerly known as Instant Video Technologies, Inc.
         (Former name or former address, if Changed Since Last Report)

Item 5. Other Events.

     Burst.Com, Inc. announces that its common stock will commence trading on Nasdaq's SmallCap Market under the symbol "BRST" on Monday, October 2, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 2, 2000

                                             BURST.COM, INC.


                                             By:
                                                ----------------------------
                                                Name: Edward H. Davis
                                                Title: Vice President, Secretary
                                                       and General Counsel